                          Lehman Brothers Funds, Inc.

                                  -----------

                                  DAILY INCOME
                                      FUND
                                ---------------

                                MUNICIPAL INCOME
                                      FUND
                                ---------------

                                SELECTED GROWTH
                                STOCK PORTFOLIO
                                ---------------

                              -------------------

                                     ANNUAL
                                     REPORT
                                 July 31, 1995

                             ---------------------

                                LEHMAN BROTHERS

                          Lehman Brothers Funds, Inc.

                                                                                   PAGE
                                                                                   ----
Shareholder Letter..............................................................     1
Daily Income Fund:
  Portfolio Highlights..........................................................     6
  Portfolio of Investments......................................................     7
Municipal Income Fund:
  Portfolio Highlights..........................................................    10
  Portfolio of Investments......................................................    11
Selected Growth Stock Portfolio:
  Portfolio Highlights..........................................................    22
  Portfolio of Investments......................................................    23
Statements of Assets and Liabilities............................................    27
Statements of Operations........................................................    29
Statements of Changes in Net Assets.............................................    30
Financial Highlights:
  Daily Income Fund:
    Select Shares...............................................................    32
    CDSC Shares.................................................................    33
  Municipal Income Fund:
    Select Shares...............................................................    34
    CDSC Shares.................................................................    35
  Selected Growth Stock Portfolio:
    CDSC Shares.................................................................    36
Notes to Financial Statements...................................................    37
Report of Ernst & Young LLP, Independent Auditors...............................    48
Tax Information.................................................................    49

                                 --------------

THIS REPORT IS FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
DAILY INCOME FUND, THE MUNICIPAL INCOME FUND AND THE SELECTED GROWTH STOCK PORTFOLIO. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUNDS' SHARES IS AUTHORIZED ONLY IF ACCOMPANIED OR PRECEDED BY THE FUNDS' CURRENT PROSPECTUSES.

DEAR SHAREHOLDER:

    We are pleased to present the Annual Report for the Lehman Brothers Funds, Inc. (the "Company") for the fiscal year ended July 31, 1995. This Annual Report includes information on the Company's three investment portfolios:

                     / / Daily Income Fund
                     / / Municipal Income Fund
                     / / Selected Growth Stock Portfolio

DAILY INCOME FUND

    INVESTMENT OBJECTIVE: Daily Income Fund is designed to provide investors with as high a level of current income as is consistent with stability of principal. The Fund invests in a portfolio consisting of a broad range of U.S. dollar-denominated short-term instruments, including U.S. government and U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations.

    PERFORMANCE: The Fund's 7-day and 30-day yields on July 31, 1995 were 5.35% and 5.38%, respectively.

MUNICIPAL INCOME FUND

    INVESTMENT OBJECTIVE: Municipal Income Fund is designed to provide investors with as high a level of current income exempt from federal income tax as is consistent with stability of principal. The Fund invests substantially all of its assets in short-term tax-exempt obligations issued by state and local governments and their agencies and certain other tax-exempt securities.

    PERFORMANCE: The Fund's 7-day and 30-day yields on July 31, 1995 were 3.41% and 3.20%, respectively. On a tax-equivalent yield basis, the Fund's 7-day and 30-day yields were 5.59% and 5.25%, respectively, for investors in the 39% tax bracket.

SELECTED GROWTH STOCK PORTFOLIO

    INVESTMENT OBJECTIVE: Selected Growth Stock Portfolio is designed to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities which the Fund's investment adviser believes to have the potential for above-average capital appreciation. Typically, the Fund's holdings will consist of shares of small- and medium-sized companies.

    PERFORMANCE: For the year ending July 31, 1995, the Fund's total return was 37.27% compared with 30.64% for the Lipper Mid-Cap Fund Average, and 24.93% for the Russell 2000 Small Capitalization Index. Total return assumes that dividends are reinvested in additional Fund shares and reflects certain fee waivers but not sales charges.

THE ECONOMY

    MONEY MARKETS: Since our last report, the pace of economic growth decelerated in two distinct stages and, ultimately, led to a reversal of the Federal Reserve Board's (the "Fed") monetary policy and a decline in interest rates. Following the very strong 5.1% growth of Gross Domestic Product ("GDP") in the fourth quarter of 1994, the slower but still healthy 2.8% rate experienced in the first quarter of 1995 was viewed to be more sustainable. The initial estimates of 2.0% to 2.5% GDP growth for the second quarter of 1995, however, proved to be optimistic in light of the surprisingly weak economic data, particularly in employment, housing, and consumer durables. The stream of data was so anemic that many observers felt that the desired "soft landing" scenario would turn into a rather bumpy one and could unravel into a classic recession. At the same time, rates of inflation remained manageable. These conditions enabled the fixed-income markets to continue a powerful rally on the belief that the next monetary policy decision by the Fed would be to ease the availability of credit in an effort to revive the economy. During the six-month period, interest rates of various maturities fell in a range from 50 basis points to 150 basis points, including the Fed's July 6, 1995 easing operation of 25 basis points which was the first since 1992. It was ironic that significant signs of economic strength began to emerge immediately after the Fed's action and this led some commentators to suggest that the easing may not have been necessary in order to sustain a modest pace of growth. The average maturity of the DAILY INCOME FUND was extended during the first half of the period in anticipation of falling rates.

    MUNICIPAL MARKET: The single most influential factor in the tax-exempt money market has been the supply of variable rate demand paper. When supply has been thin, typically as maturity proceeds and coupon payments enter the market in the beginning of each month, yields on variable securities have been driven down as low as 1.9% to 2.0%. Conversely, when supply of this paper has been plentiful, typically at mid-month, yields have climbed as high as 4.0% to 4.1%. This extreme rate of volatility has caused wide swings in the returns of tax-exempt money market funds in general, a trend which we believe will continue in the future.

    We have been hedging, to the fullest extent possible, the MUNICIPAL INCOME FUND from these yield swings by forsaking variable rate paper in favor of longer, fixed-rate notes. This strategy has allowed us not only to smooth out returns but also to maintain a favorable position vis-a-vis our portfolio maturities in the declining interest rate environment that has recently developed.

    EQUITY MARKET: During periods of slowing economic growth and the resulting decline in profit potential, higher multiples are easier to justify, but at the same time, the likelihood of an earnings shortfall also rises. The stock price gains achieved thus far in 1995 were a result of strong overall growth in profits. We believe U.S. corporations will continue to generate strong earnings and positive cash flow for the near future. The gap between actual results and market expectations has narrowed, however, and the search for solid performing stocks is becoming more of a challenge.

    The SELECTED GROWTH STOCK PORTFOLIO'S current positions emphasize service businesses that, in our view, share such characteristics as recurring revenues, stable cash flows and positive earnings momentum. We believe the portfolio is well positioned for the second half of 1995 and early 1996.

LOOKING FORWARD

    The critical question that fixed-income investors now face relates to the extent of the rebound in consumer spending and whether it will translate into a resumption of faster production rates and the attendant employment gains. We subscribe to forecasts supporting a modestly improving economy (2.0% to 2.5% GDP growth in the second half of 1995) following a small gain in the second quarter of 1995 (1.0% or less). We believe that the Fed has so far orchestrated a soft landing and will continue to pursue that strategy with gradual easing of short-term interest rates of 25 basis points every three months or so from the current Fed Funds rate of 5.75%. This should encourage consumption without igniting inflation. We believe long term rates, which are currently around 6.90%, will most likely trade in a range between 6.25% and 7.25% over the next six months.

    We believe that the climate for growth issues in the equity market continues to be positive with valuations attractive. However, low interest rates and lessening concerns over inflation will most likely result in the potential for a given fund to outperform the market being more limited. We believe that selectivity will prove to be the discerning characteristic for outperformance in the coming year.

Sincerely,

 Andrew D. Gordon
 President

 September 25, 1995

MANAGEMENT DISCUSSION AND PERFORMANCE ANALYSIS

    The Lehman Selected Growth Stock Portfolio's net asset value per share advanced 37% in the twelve months since July 1994. By comparison, the Russell 2000 Small Capitalization Index increased 25% and the Lipper Mid-Cap Funds, 31% over the same period. We attribute the Fund's better performance to our decision to hold higher proportions of the Fund's assets in the technology and media sectors than represented by the relevant indices. This decision was based on our belief that both sectors have compelling valuations and healthy growth characteristics. The technology sector continues to provide leadership for growth issues, however there tends to be a good deal of volatility to these holdings. Nevertheless, in our view, fundamentals remain healthy and we continue to overweight the sector, choosing market leaders in segments of technology that we believe are poised to do well. We have further diversified that effort with companies in a position to utilize new technology as a means of improving services offered. We believe these businesses offer such characteristics as recurring revenues, healthy cash flows and consistent growth, thus are inherently less volatile than manufacturers. Policy Management Systems Corporation, Paychex, Inc., Health Management Systems, and GTECH Holdings Corporation are representative of some of our top holdings in these businesses. Further, with health care reform apparently discounted in health care issues, we have begun to establish some meaningful positions in that sector as well. In an environment of slowing economic growth these issues have the further appeal of being less dependent upon the economic cycle.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LEHMAN SELECTED GROWTH STOCK PORTFOLIO         MIDCAP AVERA       RUSSELL 2000 IX TR
5/20/94                                          $10,000
05/94                                             $9,920             $10,000                 $10,000
06/94                                             $9,670              $9,577                  $9,663
07/94                                             $9,730              $9,808                  $9,821
08/94                                            $10,270             $10,404                 $10,368
09/94                                            $10,270             $10,353                 $10,333
10/94                                            $10,440             $10,533                 $10,292
11/94                                            $10,020             $10,085                  $9,876
12/94                                            $10,233             $10,277                 $10,140
01/95                                            $10,273             $10,220                 $10,012
02/95                                            $10,723             $10,677                 $10,429
03/95                                            $11,234             $11,026                 $10,608
04/95                                            $11,344             $11,155                 $10,843
05/95                                            $11,354             $11,347                 $11,030
06/95                                            $12,396             $12,021                 $11,602
07/95                                            $13,357             $12,860                 $12,270

The graph above shows the results of a hypothetical $10,000 invested in the Selected Growth Stock Portfolio - CDSC Shares from the inception of the Fund, compared to a theoretical investment of $10,000 in the respective indices over the same period. (Index results are calculated beginning the first day of the month following the commencement of the Fund's operations.) The results for the Fund reflect the waiver of a portion of fees by the Adviser and Administrator of the Fund for the period indicated.

The Russell 2000 Small Capitalization Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Lipper Mid-Cap Fund Average was derived from a universe of only those mutual funds that were in existence as of the inception date of the Fund and are comprised of mid-cap funds tracked by Lipper Analytical Services, Inc.

NOTE: The performance shown represents past performance and is not a guarantee of future results. A portfolio's share price and investment return will vary with market conditions, and the value of shares, when redeemed, may be worth more or less than the original cost. Also, the figures shown above do not reflect the effect of any sales charge.

+ Assumes the reinvestment of all dividends and distributions.

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO HIGHLIGHTS                                              JULY 31, 1995

                       ASSET DISTRIBUTION (BY INSTRUMENT)

[PIE CHART]

                INSTRUMENT                   PERCENTAGE
Bank/Corporate Notes                              33.6%
Commercial Paper                                  19.1%
Municipal Notes                                    5.7%
U.S. Government Agency Security                    3.5%
Promissory Notes                                   1.4%
Repurchase Agreements and Net Other Assets
 and Liabilities                                  36.7%

                     AVERAGE WEIGHTED MATURITY OF PORTFOLIO

                                    39 Days

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND

---------------------------------------------
 PORTFOLIO OF INVESTMENTS                                          JULY 31, 1995

    FACE                                                              VALUE
   VALUE                                                             (NOTE 1)
-------------------------------------------------------------------------------
BANK/CORPORATE NOTES -- 33.6%
               Bank of New York, Wilmington:
$  6,429,000     6.350% due 2/23/96                                $  6,434,000
  25,000,000     5.960% due 7/15/96                                  25,000,000
               Bear Stearns & Company Inc., Variable Rate:
  15,000,000     6.220% due 2/9/96                                   15,000,000
  15,000,000     6.083% due 2/26/96                                  15,000,000
  20,000,000   Beta Finance Inc., Variable Rate,
                 6.075% due 11/22/95**                               19,996,318
  10,000,000   CS First Boston, Inc., Variable Rate,
                 6.175% due 2/26/96**                                10,000,000
  20,000,000   FCC National Bank of Wilmington, Variable Rate,
                 6.200% due 1/17/96                                  19,997,314
  20,000,000   First Bank South Dakota, Variable Rate,
                 5.825% due 2/5/96                                   19,995,028
  20,000,000   Goldman Sachs Group LP, Variable Rate,
                 5.963% due 2/2/96                                   20,000,000
  20,000,000   Merrill Lynch & Company, Inc., Variable Rate,
                 6.013% due 9/8/95                                   20,000,000
  10,000,000   NationsBank of Texas,
                 7.050% due 2/8/96                                   10,000,000
  25,000,000   PNC Bank, N.A.,
                 6.450% due 12/12/95                                 25,003,036
  20,000,000   SMM Trust, 1994-B, Variable Rate,
                 6.175% due 8/11/95**                                20,000,000
   9,949,000   SMM Trust, 1994-D, Variable Rate,
                 5.984% due 10/27/95**                                9,949,000
                                                                   ------------
TOTAL BANK/CORPORATE NOTES (COST $236,374,696)                      236,374,696
                                                                   ------------
COMMERCIAL PAPER -- 19.1%
   8,000,000   Countrywide Funding Corporation,
                 5.820%+ due 8/18/95                                  7,978,013
  20,000,000   du Pont (E.I.) de Nemours & Company,
                 6.090%+ due 1/9/96                                  19,455,283
  25,000,000   Ford Motor Credit Company,
                 6.200%+ due 9/11/95                                 24,823,473
  10,000,000   General Electric Capital Corporation,
                 5.640%+ due 12/1/95                                  9,808,867

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               7

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

    FACE                                                              VALUE
   VALUE                                                             (NOTE 1)
-------------------------------------------------------------------------------
COMMERCIAL PAPER -- (CONTINUED)
               General Motors Acceptance Corporation:
$ 10,000,000     6.260%+ due 8/15/95                               $  9,975,656
  15,000,000     5.970%+ due 11/6/95                                 14,758,713
  10,000,000   Postipankki Ltd.,
                 5.750%+ due 8/15/95                                  9,977,639
               SFC USA Inc.:
  10,025,000     6.000%+ due 8/7/95                                  10,014,975
  10,000,000     5.900%+ due 9/8/95                                   9,937,722
   7,800,000   Sheffield Receivables Corporation,
                 5.750%+ due 8/11/95**                                7,787,541
  10,000,000   Swedbank Inc.,
                 5.810%+ due 11/9/95                                  9,838,611
                                                                   ------------
TOTAL COMMERCIAL PAPER (COST $134,356,493)                          134,356,493
                                                                   ------------
MUNICIPAL NOTES -- 5.7%
  40,000,000   Orange County, California, Taxable Notes,
               Variable Rate,
                 7.013% due 6/30/96 (See Note 7)                     40,000,000
          --   Letter of credit issued by Chemical Bank,
                 expiring 7/10/96                                            --
                                                                   ------------
TOTAL MUNICIPAL NOTES (COST $40,000,000)                             40,000,000
                                                                   ------------
U.S. GOVERNMENT AGENCY SECURITY -- 3.5% (COST $25,000,000)
  25,000,000   Federal National Mortgage Association, Variable
               Rate,
                 6.350% due 10/7/96                                  25,000,000
                                                                   ------------
PROMISSORY NOTE -- 1.4% (COST $10,000,000)
  10,000,000   Goldman Sachs & Company,
                 5.938% due 11/24/95                                 10,000,000
                                                                   ------------
REPURCHASE AGREEMENTS -- 38.2%
 100,000,000   Agreement with BZW Securities Inc., dated 7/31/95
                 bearing 5.900% to be repurchased at
                 $100,016,389 on 8/1/95, collateralized by
                 $108,052,754 U.S. Government Agency Securities
                 with various maturities and interest rates
                 (market value -- $102,075,357)                     100,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
8

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

    FACE                                                              VALUE
   VALUE                                                             (NOTE 1)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- (CONTINUED)
$169,066,000   Agreement with Lehman Brothers Government
                 Securities Inc., dated 7/31/95 bearing 6.000%
                 to be repurchased at $169,094,178 on 8/1/95,
                 collateralized by $181,898,772 U.S. Government
                 Agency Securities with various maturities and
                 interest rates (market value -- $172,432,801)     $169,066,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS (COST $269,066,000)                     269,066,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $714,797,189*)                    101.5%    714,797,189
 OTHER ASSETS AND LIABILITIES (NET)                        (1.5)    (10,442,501)
-------------------------------------------------------------------------------
NET ASSETS                                                100.0%   $704,354,688
-------------------------------------------------------------------------------

 * Aggregate cost for Federal tax purposes.
** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 + Annualized yield at date of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

---------------------------------------------------------------------------
 PORTFOLIO HIGHLIGHTS                                              JULY 31, 1995

                        ASSET DISTRIBUTION (BY INDUSTRY)

[PIE CHART]

                 INDUSTRY                    PERCENTAGE
Education                                          5.2%
General Obligation                                23.4%
Hospital                                          11.8%
Housing                                           13.0%
Industrial Development Revenue                     9.5%
Pollution Control Revenue                          3.8%
Transportation                                     6.7%
Utility                                           12.3%
Other                                             12.6%
Net Other Assets and Liabilities                   1.7%

                     AVERAGE WEIGHTED MATURITY OF PORTFOLIO

                                    68 Days

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

---------------------------------------------
 PORTFOLIO OF INVESTMENTS                                          JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.3%
ALABAMA -- 1.4%
$ 3,935,000   Alabama Financing Authority, Multi-Family Housing
                Revenue, (Southtrust Bank, LOC),
                4.000% due 7/1/20++                               $  3,935,000
                                                                  ------------
ALASKA -- 4.4%
 13,000,000   Alaska State, Housing Finance Corporation, Series
                C,
                (CreditSuisse/Westdeutsche LB, BPA),
                3.950% due 6/1/26++                                 13,000,000
                                                                  ------------
ARIZONA -- 0.7%
    500,000   Apache County, Arizona, Industrial Development
                Authority,
                Pollution Control Revenue, (Chemical Bank,
                LOC),
                3.850% due 6/15/20++                                   500,000
  1,700,000   Pima County, Arizona, Industrial Development
                Authority,
                (Tuscon Electric Project), (Barclays Bank,
                LOC),
                3.800% due 3/15/18++                                 1,700,000
                                                                  ------------
                                                                     2,200,000
                                                                  ------------
CALIFORNIA -- 3.4%
 10,000,000   California State, Revenue Anticipation Warrants,
                Series C,
                (Bank of America, LOC),
                5.750% due 4/25/96                                  10,083,753
                                                                  ------------
COLORADO -- 1.4%
  2,000,000   Arapahoe County, Colorado, Capital Improvement
                Trust Fund,
                4.450% due 8/31/26+++                                2,000,000
              Denver, Colorado, City & County:
  1,200,000   Childrens Hospital Revenue, (FGIC Insured),
                (Sakura, BPA),
                3.800% due 10/1/18++                                 1,200,000
  1,000,000   Multi-Family Housing Revenue, (Banque Paribas,
                BPA),
                3.800% due 10/1/06++                                 1,000,000
                                                                  ------------
                                                                     4,200,000
                                                                  ------------
DISTRICT OF COLUMBIA -- 0.1%
    300,000   District of Columbia, Georgetown University,
                Series D,
                (Sanwa Bank, BPA),
                4.050% due 4/1/17++                                    300,000
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              11

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
FLORIDA -- 4.8%
$ 1,400,000   Alachua County, Florida, Health Facilities
                Revenue,
                (Kredietbank, LOC),
                3.800% due 1/1/21++                               $  1,400,000
  1,000,000   Broward County, Florida, General Obligation
                Notes,
                Pre-refunded 7/1/96,
                7.875% due 1/1/12                                    1,057,430
  1,200,000   Dade County, Florida, Housing Finance Authority,
                (Trust Company Bank, LOC),
                3.750% due 9/1/05++                                  1,200,000
              Orange County, Florida, Health Facilities
                Revenue:
  6,280,000     Series C44, (MBIA Insured), (Sakura, BPA),
                4.850% due 10/1/06++                                 6,280,000
  4,100,000     (MBIA Insured), (Sakura, BPA),
                4.950% due 10/1/08++                                 4,100,000
    100,000   Sarasota County, Florida, Health Facilities
                Authority Revenue,
                (Bay Village Project), (Barnett Bank, LOC),
                3.900% due 12/1/19++                                   100,000
                                                                  ------------
                                                                    14,137,430
                                                                  ------------
GEORGIA -- 6.9%
  8,740,000   Georgia Municipal Electric Authority, Power
                Revenue, Series B,
                (FSA Insured), (Morgan Guaranty Trust, BPA),
                3.950% due 1/1/16++                                  8,740,000
  4,250,000   Georgia State, Putters-Series 22, General
                Obligation Bonds,
                (Morgan Guaranty Trust, BPA),
                3.950% due 7/1/04++                                  4,250,000
  6,500,000   Municipal Electric Authority of Georgia, (General
                Resolution),
                Series B, (Morgan Guaranty Trust, BPA),
                4.250% due 6/1/20+++                                 6,508,766
  1,080,000   Walton, Georgia, Industrial Building Authority,
                Series A,
                (Union Bank of Switzerland, LOC),
                4.100% due 10/1/02++                                 1,080,000
                                                                  ------------
                                                                    20,578,766
                                                                  ------------
HAWAII -- 0.6%
  1,750,000   Hawaii State, Putters-Series BZ,
                (Morgan Guaranty Trust, BPA),
                3.950% due 10/1/06++                                 1,750,000
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
12

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
ILLINOIS -- 6.3%
$ 2,000,000   Chicago, Illinois, O'Hare International Airport,
                Special Facility Revenue, Series B, (Lt Credit
                Bank Japan, LOC),
                4.800% due 12/1/17+                               $  2,000,000
  1,000,000   Chicago, Illinois, Tender Notes, Series A,
                (Morgan Guaranty Trust, LOC),
                4.600% due 10/31/96+++                               1,000,000
  1,500,000   Chicago, Illinois, General Obligation Bonds,
                (Sanwa Bank, LOC),
                3.850% due 1/1/10++                                  1,500,000
  8,000,000   Cook County, Illinois, Municipal Securities
                Trust,
                (MBIA Insured), (Societe Generale, BPA),
                4.000% due 11/15/23++                                8,000,000
              Illinois Development Finance Authority,
                Industrial Revenue:
  2,200,000     (Tokai Bank, LOC),
                4.750% due 11/1/06++                                 2,200,000
  1,000,000     (Harris Trust, LOC),
                4.000% due 10/1/08++                                 1,000,000
  3,000,000   Illinois Health Facilities Authority Revenue,
                Series A,
                4.500% due 8/1/15+++                                 3,000,000
                                                                  ------------
                                                                    18,700,000
                                                                  ------------
INDIANA -- 2.5%
  7,300,000   Indianapolis, Indiana, Industrial Economic
                Development Authority, Series D, (SMC
                Pneumatics Inc.), (Asahi Bank, LOC),
                4.750% due 9/1/95                                    7,300,000
                                                                  ------------
KENTUCKY -- 0.3%
  1,000,000   County of Graves, Revenue Bonds, Series 1988,
                (Bank of New York, LOC),
                4.000% due 12/1/12++                                 1,000,000
                                                                  ------------
LOUISIANA -- 7.2%
  3,700,000   Ascension Parish, Louisiana, Pollution Control
                Revenue,
                (Shell Oil, GTC),
                4.100% due 9/1/23+                                   3,700,000
    800,000   Calcasieu Parish, Louisiana, (Citgo Petroleum
                Corporation), (Westdeutshe Landesbank, LOC),
                3.850% due 8/1/04++                                    800,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              13

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
LOUISIANA -- (CONTINUED)
              De Soto Parish, Louisiana, Pollution Control
                Revenue:
$ 1,400,000     (Swepco Project), Series A, (Swiss Bank, LOC),
                3.750% due 7/1/18++                               $  1,400,000
  1,900,000     (Swepco Project), Series B, (Swiss Bank, LOC),
                3.750% due 7/1/18++                                  1,900,000
  1,100,000   Lake Charles, Louisiana, Harbor and Term
                Facilities Revenue, (Westdeutsche Landesbank,
                LOC),
                3.850% due 8/1/07++                                  1,100,000
              Louisiana Housing Finance Agency, Multi-Family
                Housing Authority Revenue, (Sumitomo Trust,
                LOC):
  6,400,000     (New Orleans Project),
                4.850% due 12/1/25++                                 6,400,000
  6,100,000     (Allouette Project),
                4.850% due 1/1/26++                                  6,100,000
                                                                  ------------
                                                                    21,400,000
                                                                  ------------
MAINE -- 2.2%
  1,390,000   Maine State, Housing Authority Mortgage Revenue,
                Series A-1,
                (Bank of America, BPA),
                4.400% due 11/15/10+++                               1,390,393
  5,000,000   Maine State, Tax Anticipation Notes,
                4.500% due 6/28/96                                   5,032,814
                                                                  ------------
                                                                     6,423,207
                                                                  ------------
MARYLAND -- 4.1%
  4,500,000   Baltimore County, Maryland, Series 20, General
                Obligation Bonds, (Morgan Guaranty Trust, BPA),
                3.950% due 7/1/16++                                  4,500,000
  1,500,000   Maryland State, Health and Higher Education
                Revenue, Series B, (Mellon Bank, LOC),
                3.900% due 7/1/24++                                  1,500,000
              Northeast, Maryland, Waste Disposal Authority,
                (MBIA Insured), (Citibank, BPA):
  1,000,000   3.750% due 1/1/03+++                                   1,000,000
  3,000,000   3.750% due 1/1/06+++                                   3,000,000
  2,200,000   3.750% due 1/1/07+++                                   2,200,000
                                                                  ------------
                                                                    12,200,000
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
14

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
MASSACHUSETTS -- 3.5%
$ 1,410,000   Commonwealth of Massachusetts, Housing Finance
                Agency,
                (FGIC Insured),
                4.100% due 6/1/17+++                              $  1,410,000
  9,000,000   Massachusetts Bay Transportation Authority,
                Series A,
                5.500% due 3/1/96                                    9,043,858
                                                                  ------------
                                                                    10,453,858
                                                                  ------------
MICHIGAN -- 2.5%
  2,000,000   Michigan State Financial Assurance Authority,
                (Canadian Imperial Bank, LOC),
                3.900% due 12/1/04++                                 2,000,000
  5,000,000   Michigan State Strategic Fund, Pollution Control
                Revenue,
                (Dow Chemical, GTC),
                4.200% due 8/1/03+++                                 5,000,000
    300,000   Midland County, Michigan, Economic Development
                Revenue,
                (Dow Chemical, GTC),
                3.750% due 12/1/15+                                    300,000
                                                                  ------------
                                                                     7,300,000
                                                                  ------------
MINNESOTA -- 0.6%
  1,795,000   South Minnesota Municipal Power Agency, Series C,
                Pre-refunded 1/1/96,
                7.125% due 1/1/15                                    1,851,298
                                                                  ------------
MISSOURI -- 1.6%
  2,000,000   Carthage, Missouri, Industrial Development
                Authority, Series A, (Wachovia Bank Georgia,
                LOC),
                4.150% due 4/1/07++                                  2,000,000
  1,250,000   Missouri Environmental Improvement & Energy
                Resource,
                Pollution Control Revenue, Union Electric
                Company, Series A,
                (Union Bank of Switzerland, LOC),
                4.000% due 6/1/14+++                                 1,250,000
    500,000   Missouri State Health and Educational Facilities,
                Series B,
                (Morgan Guaranty Trust, LOC),
                3.750% due 11/1/19++                                   500,000
  1,000,000   Osage Beach, Missouri, Industrial Development
                Authority Revenue, (NationsBank, LOC),
                4.050% due 1/1/11++++                                1,000,000
                                                                  ------------
                                                                     4,750,000
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              15

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
NEW HAMPSHIRE -- 0.3%
$ 1,000,000   New Hampshire State College, Capital
                Improvements, Series B,
                8.250% due 11/1/95                                $  1,009,234
                                                                  ------------
NEW JERSEY -- 2.2%
  5,000,000   Camden County, New Jersey, Tax Anticipation
                Bonds, Series A,
                5.250% due 2/14/96                                   5,011,560
    555,000   Middlesex County, New Jersey, Utilities Authority
                Revenue, BT-94,
                (MBIA Insured), (Bankers Trust Company, BPA),
                3.900% due 8/15/02++                                   555,000
    900,000   New Jersey State Turnpike Authority, (MBIA
                Insured),
                (Bankers Trust Company, BPA),
                3.900% due 1/1/00++                                    900,000
                                                                  ------------
                                                                     6,466,560
                                                                  ------------
NEW MEXICO -- 0.5%
    300,000   Alberquerque, New Mexico, Revenue Bonds,
                (Charter Hospital Project), (Bankers Trust
                Company, LOC),
                3.800% due 3/1/14++                                    300,000
  1,000,000   Eddy County, New Mexico, Pollution Control
                Revenue,
                (Rabobank Nederland, LOC),
                3.800% due 2/1/03++                                  1,000,000
                                                                  ------------
                                                                     1,300,000
                                                                  ------------
NEW YORK -- 7.8%
  3,910,000   Monroe County, New York, Putters, Series 24C,
                (Morgan Guaranty Trust, BPA),
                4.150% due 6/1/06++                                  3,910,000
    400,000   New York, New York, General Obligation Bonds,
                Series C,
                Subseries C-4, (Fuji Bank, LOC),
                3.850% due 8/1/95+                                     400,000
  6,900,000   New York, New York, Tender Options Custody
                Receipts,
                (Bankers Trust Company, BPA),
                3.850% due 3/15/97++                                 6,900,000
              New York State, Dormitory Authority Revenue,
                General Obligation Bonds:
  2,000,000     (Morgan Guaranty Trust, BPA),
                3.750% due 7/1/10++                                  2,000,000
  3,000,000   Putters, (Morgan Guaranty Trust, BPA),
                3.750% due 7/1/09++                                  3,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
16

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
NEW YORK -- (CONTINUED)
              New York State, Dormitory Authority Revenue,
                General Obligation Bonds -- (continued):
$ 4,300,000   (FGIC Insured), (Societe Generale, BPA),
                3.900% due 7/1/23++                               $  4,300,000
  2,000,000   New York State, Local Government, (Bank of Novia
                Scotia, BPA),
                3.500% due 4/2/21++                                  2,000,000
    500,000   Triborough Bridge and Tunnel Authority, New York,
                Special Obligation Bonds, (MBIA Insured),
                (Bankers Trust Company, BPA),
                3.900% due 1/1/04++                                    500,000
                                                                  ------------
                                                                    23,010,000
                                                                  ------------
NORTH CAROLINA -- 1.7%
  1,650,000   City of Greensboro, North Carolina, Public
                Improvement Revenue, (Wachovia Bank N.C., BPA),
                3.750% due 4/1/10++                                  1,650,000
  1,000,000   North Carolina Medical Care Community Revenue,
                (Wachovia Bank N.C., BPA),
                3.800% due 9/1/02++                                  1,000,000
  2,500,000   Wake County, North Carolina, Industrial
                Facilities & Pollution Control Revenue, Series
                C, (Sumitomo Bank, LOC),
                3.950% due 10/1/15++                                 2,500,000
                                                                  ------------
                                                                     5,150,000
                                                                  ------------
OHIO -- 4.3%
    300,000   Cincinnati, Ohio, Student Loan Funding
                Corporation, Loan Revenue, Series 1983A, (Fuji
                Bank, LOC),
                3.850% due 12/29/98++                                  300,000
 11,600,000   Clermont County, Ohio, Hospital Facilities
                Revenue, Series B,
                (Mercy Health Systems, GTC),
                3.850% due 9/1/21++                                 11,600,000
  1,000,000   Cuyahoga County, Ohio, Industrial Development
                Revenue,
                (Hong Kong Shanghai, LOC),
                3.950% due 12/1/09++++                               1,000,000
                                                                  ------------
                                                                    12,900,000
                                                                  ------------
OREGON -- 0.5%
  1,500,000   Oregon State, Health, Housing & Education,
                Project A,
                (Banque Nationale De Paris, LOC),
                3.750% due 7/1/25++                                  1,500,000
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              17

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
PENNSYLVANIA -- 11.0%
              Delaware Valley, Pennsylvania, Regional Financing
                Authority:
$ 3,915,000     (Marine Midland/Hong Kong Shanghai, LOC),
                3.950% due 8/1/16++                               $  3,915,000
  5,000,000     (Hong Kong Shanghai, LOC),
                3.950% due 12/1/18++                                 5,000,000
  2,565,000   Pennsylvania Housing Finance Agency,
                Single-Family Housing Revenue, Series Q,
                4.350% due 4/1/08+++                                 2,565,000
  4,330,000   Pennsylvania State, Certificates of
                Participation, Series A38,
                (Sakura, BPA),
                4.500% due 7/1/00++                                  4,330,000
  1,000,000   Pennsylvania State, Higher Education Facilities
                Authority,
                College & University Revenue,
                (Carnegie-Mellon), Series A,
                (Union Bank of Switzerland, BPA),
                3.750% due 11/1/15++                                 1,000,000
  3,000,000   Philadelphia, Pennsylvania, School District Tax &
                Revenue
                Anticipation Notes,
                4.500% due 6/28/96                                   3,014,431
 11,000,000   Philadelphia, Pennsylvania, Tax & Revenue
                Anticipation Notes, Series A,
                4.500% due 6/27/96                                  11,052,569
  1,900,000   Quakertown, Pennsylvania, General Health
                Authority,
                (National Westminster USA, LOC),
                3.850% due 12/1/11++                                 1,900,000
                                                                  ------------
                                                                    32,777,000
                                                                  ------------
SOUTH CAROLINA -- 2.1%
    600,000   Lexington County, South Carolina, Charter Rivers
                Hospital,
                (Mitsubishi Bank Ltd., LOC),
                3.800% due 6/1/07++                                    600,000
  5,000,000   Piedmont, South Carolina, Municipal Power Agency,
                Pre-refunded 1/1/96,
                9.700% due 1/1/24                                    5,267,984
    400,000   South Carolina Jobs-Economic Development
                Authority,
                (Credit Commerciale, LOC),
                3.900% due 11/7/07++                                   400,000
                                                                  ------------
                                                                     6,267,984
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
18

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
TENNESSEE -- 4.4%
              Chattanooga, Tennessee, Industrial Development
                Board,
                Industrial Development Revenue, (Credit Suisse,
                LOC):
$ 1,000,000   3.800% due 12/15/12++                               $  1,000,000
  1,300,000   3.800% due 12/15/12++                                  1,300,000
  3,200,000   Knox County, Tennessee, Health, Educational &
                Housing Authority, Mercy Health Systems, Series
                B, (Mercy Health Systems, GTC),
                3.850% due 9/1/14++                                  3,200,000
  2,000,000   Memphis, Tennessee, Electric System Revenue,
                Pre-refunded 1/1/96,
                7.875% due 1/1/06                                    2,081,898
  5,500,000   Metropolitan Nashville Airport Authority,
                Tennessee Airport Revenue, (FGIC Insured),
                (Societe Generale, BPA),
                3.750% due 7/1/19++                                  5,500,000
                                                                  ------------
                                                                    13,081,898
                                                                  ------------
TEXAS -- 3.1%
              Brazos River, Texas, Pollution Control Revenue,
                (Dow Chemical Project-B), (Dow Chemical, GTC):
  1,000,000   4.150% due 10/1/99+++                                  1,000,000
  3,000,000   4.250% due 10/1/99++                                   3,000,000
  1,470,000   Lewisville, Texas, Independent School District,
                (MBIA Insured),
                5.900% due 2/15/96                                   1,479,942
    100,000   Tarrant County, Texas, Health Facilities
                Development,
                (Harris Methodist Health Systems), (Fuji Bank
                Ltd., LOC),
                4.050% due 9/1/18++                                    100,000
  3,700,000   Texas State Tax & Revenue Anticipation Notes,
                5.000% due 8/31/95                                   3,703,045
                                                                  ------------
                                                                     9,282,987
                                                                  ------------
UTAH -- 0.7%
  2,000,000   Utah Intermountain Power Agency Revenue,
                (Industrial Bank of Japan, BPA),
                4.150% due 7/1/09+++                                 2,000,000
                                                                  ------------
WASHINGTON -- 2.4%
  1,000,000   Student Loan Financing Association, Loan Revenue,
                Series B,
                (Sanwa Bank, LOC),
                3.850% due 12/1/02++                                 1,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              19

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

   FACE                                                              VALUE
   VALUE                                                            (NOTE 1)
------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- (CONTINUED)
WASHINGTON -- (CONTINUED)
$ 6,030,000   Washington State Public Power Supply Revenue,
                Series 1A,
                (Morgan Guaranty Trust, BPA),
                4.150% due 7/1/03++                               $  6,030,000
                                                                  ------------
                                                                     7,030,000
                                                                  ------------
WISCONSIN -- 2.8%
  2,000,000   Milwaukee, Wisconsin, Industrial Development
                Revenue,
                (Pharmacia AB, GTC),
                4.350% due 6/1/09++                                  2,000,000
  6,320,000   Wisconsin Public Power System Revenue, Series A,
                (AMBAC Insured), (Societe Generale, BPA),
                4.000% due 7/1/14++                                  6,320,000
                                                                  ------------
                                                                     8,320,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $291,658,975*)                    98.3%    291,658,975
OTHER ASSETS AND LIABILITIES (NET)                         1.7       5,163,441
------------------------------------------------------------------------------
NET ASSETS                                               100.0%   $296,822,416
------------------------------------------------------------------------------

   * Aggregate cost for Federal tax purposes was $291,659,301.
   + Variable rate demand notes are payable upon not more than one business day's notice. The interest rate shown reflects the rate in effect on July 31, 1995.
  ++ Variable rate demand notes are payable upon not more than seven calendar days' notice. The interest rate shown reflects the rate in effect on July 31, 1995.
 +++ Put bonds and notes have demand features that mature within one year.
++++ Variable rate demand notes are payable upon not more than thirty calendar days' notice. The interest rate shown reflects the rate in effect on July 31, 1995.
AMBAC -- American Municipal Bond Assurance Corporation
  BPA -- Instruments supported by bond purchase agreement.
  FGIC -- Federal Guaranty Insurance Corporation
  FSA -- Financial Security Association
  GTC -- Instruments guaranteed by corporation.
  LOC -- Instruments supported by bank letter of credit.
 MBIA -- Municipal Bond Investors Assurance

                       SEE NOTES TO FINANCIAL STATEMENTS.
20

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

                SUMMARY OF MUNICIPAL BONDS BY COMBINED RATINGS#

 MOODY'S                           STANDARD & POOR'S
  RATING                  OR             RATING              TOTAL

 Aaa                                      AAA                 6.9%
 Aa, Aa2, Aa3                              AA                 4.1%
 MIG1, VMIG1, P-1                A-1, A-1+, SP-1, SP-1+      73.4%
 MIG-2                                    SP-1                3.0%
 MIG2, VMIG2, P-2                         SP-2                7.6%
 NON RATED                             NON RATED              5.0%
                                                            -------
                                                            100.0%

# Bonds are not necessarily rated the same by both services.

Note:
Approximately 76% of the municipal bonds and notes held by the Fund have credit enhancement features backing them. Such features may have been considered by the rating agency in rating these securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.
SELECTED GROWTH STOCK PORTFOLIO

---------------------------------------------------------------------------
 PORTFOLIO HIGHLIGHTS                                              JULY 31, 1995

INDUSTRY BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             ELECTRIC                 22.0%
Computer & Computer Services            21.2%
Healthcare                              10.4%
Consumer Services                        6.4%
Broadcasting                             6.3%
Telecommunications                       5.3%
Entertainment                            4.5%
Financial Services                       3.5%
Other Common Stocks                     17.5%
Net Other Assets and Liabilities         2.9%

TOP TEN HOLDINGS

                                                         PERCENTAGE OF
COMPANY                                                    NET ASSETS
------------------------------------------------------------------------
Policy Management Systems Corporation                            3.5%
GTECH Holdings Corporation                                       2.6
Paychex, Inc.                                                    2.4
Health Management Systems                                        2.4
Cirrus Logic Inc.                                                2.4
Teradyne, Inc.                                                   2.1
Apollo Group Inc., Class A                                       2.0
International Rectifier Corporation                              2.0
Kent Electronics Corporation                                     2.0
ADC Communications Inc.                                          2.0
                                                                 ---
                                                                23.4%
                                                                 ---
                                                                 ---

LEHMAN BROTHERS FUNDS, INC.
SELECTED GROWTH STOCK PORTFOLIO

---------------------------------------------
 PORTFOLIO OF INVESTMENTS                                          JULY 31, 1995

                                                                 VALUE
SHARES                                                         (NOTE 1)
-------------------------------------------------------------------------
COMMON STOCKS -- 97.1%
ELECTRIC -- 22.0%
 10,000   Amphenol Corporation, Class A**                     $   271,250
 20,000   Cirrus Logic Inc.**                                     920,000
 16,100   Franklin Electric Publishing, Inc.**                    507,150
 10,000   General Instrument Corporation**                        368,750
 10,000   Integrated Circuit Systems**                            150,156
 10,000   Integrated Device Technology**                          626,250
  9,000   Intel Corporation                                       585,000
 20,000   International Rectifier Corporation**                   800,000
 19,550   Kent Electronics Corporation**                          799,106
 10,000   SGS-THOMSON N.V.**                                      472,500
 19,000   S3 Inc.**                                               764,750
 10,000   Tektronix Inc.                                          481,250
 10,000   Tencor Instruments**                                    440,000
 10,000   Teradyne, Inc.**                                        818,750
 10,000   Unitrode Corporation**                                  295,000
 10,000   VLSI Technology Inc.**                                  296,250
                                                              -----------
                                                                8,596,162
                                                              -----------
COMPUTER & COMPUTER SERVICES -- 21.2%
 15,000   Adaptec Inc.**                                          641,250
 10,000   Adobe Systems Inc.                                      617,500
 25,000   BISYS Group, Inc.**                                     600,000
 10,000   C-Cube Microsystems Inc.**                              350,000
 10,000   Cadence Design Systems, Inc.**                          377,500
 10,000   Ceridian Corporation**                                  413,750
 10,000   Cheyenne Software Inc.**                                186,250
 10,000   Converse Technology Inc.**                              183,750
  1,000   Cybex Corporation**                                      24,500
 10,700   Datametrics Corporation**                                96,300
 10,000   Hyperion Software**                                     517,500
 10,000   Novell Inc.**                                           181,250
 35,000   Orbital Sciences Corporation**                          616,875
 30,000   Pace Health Management Systems**                        165,000
 25,500   Policy Management Systems Corporation**               1,367,438
 25,000   Quarterdeck Corporation**                               367,188
 15,000   Scitex Corporation Ltd., Ord.                           300,000
 10,000   Seagate Technology Inc.**                               443,750
 10,000   Silicon Graphics Inc.**                                 420,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              23

LEHMAN BROTHERS FUNDS, INC.
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

                                                                 VALUE
SHARES                                                         (NOTE 1)
-------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
COMPUTER & COMPUTER SERVICES -- (CONTINUED)
  7,500   Submicron Systems**                                 $    65,625
 10,000   Tecnomatix Technologies Ltd.**                          102,500
  6,000   VideoServer Inc.**                                      270,750
                                                              -----------
                                                                8,308,676
                                                              -----------
HEALTHCARE -- 10.4%
 11,000   Apria Healthcare Group**                                357,500
 10,000   Biogen, Inc.**                                          460,000
 10,000   Community Health Systems, Inc.**                        392,500
 30,000   Health Management Systems**                             930,000
 20,000   HEALTHSOUTH Corporation**                               385,000
 17,500   Inphynet Medical Management**                           380,625
 10,000   Manor Care, Inc.                                        323,750
 16,000   Orthofix International N.V.**                           278,000
 10,000   Ostex International Inc.**                              205,000
 15,000   Pacific Physician Services Inc.**                       240,000
  7,500   Pediatric Services of America**                         136,875
                                                              -----------
                                                                4,089,250
                                                              -----------
CONSUMER SERVICES -- 6.4%
 10,000   DIMAC Corporation**                                     161,250
 10,000   Loewen Group Inc.                                       353,750
 15,000   Paging Network Inc.**                                   592,500
 15,000   Pronet, Inc.                                            414,375
 20,000   Regis Corporation**                                     410,000
 19,900   SPS Transaction Services, Inc.**                        562,175
                                                              -----------
                                                                2,494,050
                                                              -----------
BROADCASTING -- 6.3%
 10,000   Clear Channel Communications**                          668,750
 10,000   Lin Television Corporation**                            377,500
 10,000   Renaissance Communication**                             382,500
 10,000   Sinclair Broadcasting Group Inc., Class A**             305,000
 10,000   Turner Broadcasting Systems Inc., Class A               217,500
 15,000   United Video Satellite Group, Inc., Class A**           498,750
                                                              -----------
                                                                2,450,000
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
24

LEHMAN BROTHERS FUNDS, INC.
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

                                                                 VALUE
SHARES                                                         (NOTE 1)
-------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
TELECOMMUNICATIONS -- 5.3%
 20,000   ADC Communications Inc.**                           $   775,000
 10,000   CommNet Cellular, Inc.**                                285,000
 20,000   ECI Telecom Ltd.                                        302,500
 10,000   Grupo Iusacell S.A., Series L, ADS**                    136,250
 10,000   Mobile Telecommunication Technologies
            Corporation**                                         308,750
 10,000   Telebit Corporation**                                    47,500
 10,000   Transaction Network Service                             215,000
                                                              -----------
                                                                2,070,000
                                                              -----------
ENTERTAINMENT -- 4.5%
 10,000   Acclaim Entertainment, Inc.**                           237,500
 17,000   Bally Entertainment Corporation**                       218,875
 35,000   GTECH Holdings Corporation**                          1,023,750
 10,000   Harrah's Entertainment Inc.**                           268,750
                                                              -----------
                                                                1,748,875
                                                              -----------
FINANCIAL SERVICES -- 3.5%
 28,333   Apollo Group Inc., Class A**                            800,407
 15,000   Equifax Inc.                                            575,625
                                                              -----------
                                                                1,376,032
                                                              -----------
ADMINISTRATIVE SERVICES -- 3.1%
 10,000   Fiserv Inc.**                                           282,500
 25,000   Paychex, Inc.                                           931,250
                                                              -----------
                                                                1,213,750
                                                              -----------
MEDICAL & DENTAL EQUIPMENT -- 3.1%
 10,000   Neopath, Inc.**                                         182,500
 15,000   Thermedics Inc.**                                       300,000
  5,000   Thermo Cardiosystems**                                  192,500
 15,000   Thermotrex Corporation**                                528,750
                                                              -----------
                                                                1,203,750
                                                              -----------
PHARMACEUTICALS -- 2.0%
 10,000   Vivus Inc.**                                            152,500
 17,200   Watson Pharmaceuticals**                                619,200
                                                              -----------
                                                                  771,700
                                                              -----------
PUBLISHING -- 1.7%
 10,000   Scholastic Corporation**                                657,500
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              25

LEHMAN BROTHERS FUNDS, INC.
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS (CONTINUED)                              JULY 31, 1995

                                                                 VALUE
SHARES                                                         (NOTE 1)
-------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
MANUFACTURING -- 1.6%
 10,000   AptarGroup Inc.                                     $   332,500
 10,000   Fusion Systems**                                        310,000
                                                              -----------
                                                                  642,500
                                                              -----------
CHEMICALS -- 1.3%
 10,000   Sigma-Aldrich Corporation                               502,500
                                                              -----------
INSURANCE -- 1.2%
 10,000   CMAC Investment Corporation                             491,250
                                                              -----------
RETAIL -- 1.0%
 22,500   Arbor Drugs, Inc.                                       376,875
                                                              -----------
MISCELLANEOUS -- 2.5%
 10,000   Bay View Capital                                        247,500
 15,000   Pharmaceutical Marketing Services Inc.**                136,875
  5,000   Promus Hotel Corporation**                              123,125
 10,000   Thermo Fibertek Inc.**                                  218,750
 15,000   Wendy's International Inc.                              279,375
                                                              -----------
                                                                1,005,625
-------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $28,906,981*)                 97.1%    37,998,495
OTHER ASSETS AND LIABILITIES (NET)                     2.9      1,125,286
-------------------------------------------------------------------------
NET ASSETS                                           100.0%   $39,123,781
-------------------------------------------------------------------------

 * Aggregate cost for Federal tax purposes was $29,001,702.
** Non-income producing securities.
ADS -- American Depositary Share

                       SEE NOTES TO FINANCIAL STATEMENTS.
26

LEHMAN BROTHERS FUNDS, INC.

---------------------------------------------------------------------------
 STATEMENTS OF ASSETS & LIABILITIES                                JULY 31, 1995

                                                                                          SELECTED
                                                               DAILY        MUNICIPAL      GROWTH
                                                               INCOME         INCOME        STOCK
                                                    NOTES       FUND           FUND       PORTFOLIO
-------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost $714,797,189,
      $291,658,975 and $28,906,981,
      respectively)                                   1
      See accompanying schedules:
        Securities                                          $445,731,189   $291,658,975  $37,998,495
        Repurchase agreements                                269,066,000        --           --
-------------------------------------------------------------------------------------
    Total Investments                                        714,797,189    291,658,975  37,998,495
    Cash                                                         157,239        --           95,321
    Receivable for investment securities sold                    --           5,720,067   1,812,841
    Receivable for Fund shares sold                            4,864,948      1,404,130      41,629
    Dividends and/or interest receivable                       3,064,143      2,011,642       1,860
    Unamortized organization costs                    6          288,805        113,919      82,793
    Other assets                                                   2,398            586      12,778
-------------------------------------------------------------------------------------
    TOTAL ASSETS                                             723,174,722    300,909,319  40,045,717
-------------------------------------------------------------------------------------
LIABILITIES:
    Payable for investment securities purchased                  --             --          608,850
    Payable for Fund shares redeemed                          17,825,569      3,658,332     159,669
    Dividends payable                                            415,447        110,660      --
    Investment advisory fee payable                   2          102,810         44,203      40,838
    Administration fee payable                        2          104,777         54,318      11,071
    Distribution fee payable                          3          106,179         46,494      24,487
    Service fee payable                               3          --             --            8,163
    Transfer Agent fee payable                        2           89,844         10,429       1,350
    Custodian fee payable                             2           29,200         20,900      18,400
    Accrued Directors' fees and expenses              2            2,750          2,750      11,000
    Due to custodian                                             --              96,649      --
    Accrued expenses and other payables                          143,458         42,168      38,108
-------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                         18,820,034      4,086,903     921,936
-------------------------------------------------------------------------------------
NET ASSETS                                                  $704,354,688   $296,822,416  $39,123,781
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              27

LEHMAN BROTHERS FUNDS, INC.

--------------------------------------------------------------------
 STATEMENTS OF ASSETS & LIABILITIES (CONTINUED)                    JULY 31, 1995

                                                                                     SELECTED
                                                          DAILY        MUNICIPAL      GROWTH
                                                          INCOME         INCOME        STOCK
                                                           FUND           FUND       PORTFOLIO
-------------------------------------------------------------------------------------
NET ASSETS consist of:
    Undistributed net investment income                $     27,184   $     10,071  $   --
    Accumulated net realized gain/(loss) on
      investments                                            (9,600)       (17,134)  1,643,242
    Unrealized appreciation of investments                  --             --        9,091,514
    Par value                                               704,347        296,840       2,933
    Paid-in capital in excess of par value              703,632,757    296,532,639  28,386,092
-------------------------------------------------------------------------------------
                                                       $704,354,688   $296,822,416  $39,123,781
-------------------------------------------------------------------------------------
NET ASSETS:
    Select Shares                                      $704,331,739   $296,822,315      N/A
    CDSC Shares++                                      $     22,949   $        101  $39,123,781
-------------------------------------------------------------------------------------
SHARES OUTSTANDING:
    Select Shares                                       704,324,475    296,839,449      N/A
    CDSC Shares++                                            22,950            101   2,933,207
-------------------------------------------------------------------------------------
SELECT SHARES
    NET ASSET VALUE, offering and
      redemption price per share                              $1.00          $1.00      N/A
-------------------------------------------------------------------------------------
CDSC SHARES++
    NET ASSET VALUE and offering price per share+             $1.00          $1.00      $13.34
-------------------------------------------------------------------------------------

 +  Redemption price per share  is equal to net  asset value less any applicable contingent deferred sales charge.
++ Selected Growth Stock  Portfolio CDSC Shares  were formerly called  Portfolio
   Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
28

LEHMAN BROTHERS FUNDS, INC.

---------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 1995

                                                                   DAILY      MUNICIPAL      SELECTED
                                                                  INCOME        INCOME     GROWTH STOCK
                                                       NOTES       FUND          FUND       PORTFOLIO
-------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest                                                    $39,495,913   $10,271,760  $   142,284
    Dividends                                                       --            --           118,012
-------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          39,495,913   10,271,760       260,296
-------------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fee                              2        2,060,855      791,446       248,738
    Distribution fee                                     3        1,717,379      659,537       248,738
    Service fee                                          3          --            --            82,913
    Administration fee                                   2        1,373,903      527,631        66,330
    Transfer Agent fee                                   2          937,288      119,953        17,511
    Legal and audit fees                                            148,505       59,558        42,085
    Custodian fee                                        2           86,947       56,088        22,378
    Amortization of organization costs                   6           96,181       37,938        21,803
    Directors' fees and expenses                         2           22,372       22,372        22,372
    Other                                                           176,141      100,496        43,807
-------------------------------------------------------------------------------------
    Total expenses                                                6,619,571    2,375,019       816,675
-------------------------------------------------------------------------------------
    Fees waived by Investment Advisor, Administrator
      and/or Distributor                              2 and 3    (1,544,069)    (564,613)     (120,207)
-------------------------------------------------------------------------------------
    NET EXPENSES                                                  5,075,502    1,810,406       696,468
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                     34,420,411    8,461,354      (436,172)
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:                                     1 and 4
    Net realized gain/(loss) from:
        Securities                                                   (9,307)      (4,807)    2,267,444
        Written options                                             --            --            34,749
-------------------------------------------------------------------------------------
    Net realized gain/(loss) on investments              1           (9,307)      (4,807)    2,302,193
-------------------------------------------------------------------------------------
    Net change in unrealized appreciation/(depreciation) of:
        Securities                                                  --            --         9,236,163
        Written options                                             --            --           (15,374)
-------------------------------------------------------------------------------------
    Net unrealized appreciation of investments                      --            --         9,220,789
-------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS                                              (9,307)      (4,807)   11,522,982
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $34,411,104   $8,456,547   $11,086,810
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.

---------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED JULY 31, 1995

                                                              DAILY        MUNICIPAL       SELECTED
                                                              INCOME         INCOME      GROWTH STOCK
                                                   NOTES       FUND           FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------
Net investment income/(loss)                               $ 34,420,411   $  8,461,354   $  (436,172)
Net realized gain/(loss) on investments                          (9,307)        (4,807)    2,302,193
Net unrealized appreciation of investments                      --             --          9,220,789
-------------------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                                  34,411,104      8,456,547    11,086,810
Distributions to shareholders from net investment
 income:
  Select Shares                                             (34,402,841)    (8,461,282)      --
  CDSC Shares++                                                    (707)           (72)      (38,112)
Distributions to shareholders from net realized
 gains:
  Select Shares                                                 (16,863)       --            --
  CDSC Shares++                                                 --             --               (101)
Net increase/(decrease) in net assets from share
 transactions:
  Select Shares                                      5     (114,213,786)    32,401,995       --
  CDSC Shares++                                      5           22,850         (9,787)    1,733,990
-------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                      (114,200,243)    32,387,401    12,782,587
NET ASSETS:
Beginning of year                                           818,554,931    264,435,015    26,341,194
-------------------------------------------------------------------------------------
End of year (including undistributed net
 investment income of $27,184, $10,071 and $0,
 respectively)                                             $704,354,688   $296,822,416   $39,123,781
-------------------------------------------------------------------------------------

++  Selected Growth Stock  Portfolio CDSC Shares  were formerly called Portfolio
   Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
30

LEHMAN BROTHERS FUNDS, INC.

--------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED JULY 31, 1994*

                                                              DAILY        MUNICIPAL       SELECTED
                                                              INCOME         INCOME      GROWTH STOCK
                                                   NOTES       FUND           FUND        PORTFOLIO
-------------------------------------------------------------------------------------------------
Net investment income                                      $ 21,941,977   $  4,608,292   $    36,097
Net realized gain/(loss) on securities sold
 during the period                                               16,570        (12,327)     (219,954)
Net unrealized depreciation of securities and
 written options during the period                              --             --           (129,275)
-------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
 from operations                                             21,958,547      4,595,965      (313,132)
Distributions to shareholders from net investment
 income:
  Select Shares                                             (21,941,977)    (4,608,279)      --
  CDSC Shares++                                                 --                 (13)      --
Net increase in net assets from share
 transactions:
  Select Shares                                      5      818,538,261    264,437,454       --
  CDSC Shares++                                      5              100          9,888    26,654,326
-------------------------------------------------------------------------------------
Net increase in net assets                                  818,554,931    264,435,015    26,341,194
NET ASSETS:
Beginning of period                                             --             --            --
-------------------------------------------------------------------------------------
End of period (including undistributed net
 investment income of $60,635, $23,114 and
 $38,112, respectively)                                    $818,554,931   $264,435,015   $26,341,194
-------------------------------------------------------------------------------------

 * Daily Income Fund and Municipal Income Fund both commenced operations on August 2, 1993 and Selected Growth Stock Portfolio commenced operations on May 20, 1994.
++ Selected Growth Stock  Portfolio CDSC Shares  were formerly called  Portfolio
   Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND

---------------------------------------------
 FINANCIAL HIGHLIGHTS

FOR A SELECT SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    YEAR       PERIOD
                                                                   ENDED       ENDED
                                                                  07/31/95   07/31/94*
Net asset value, beginning of period                             $   1.00   $   1.00
-------------------------------------------------------------------------------------
Net investment income+                                             0.0505     0.0297
-------------------------------------------------------------------------------------
Dividends from net investment income                              (0.0505)   (0.0297)
Dividends from net realized gains                                      --##       --
-------------------------------------------------------------------------------------
Total dividends                                                   (0.0505)   (0.0297)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $   1.00   $   1.00
-------------------------------------------------------------------------------------
Total return++                                                       5.14%      3.03%
-------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)                           $704,332   $818,555
  Ratio of net investment income to average net assets               5.01%      3.01%**
  Ratio of operating expenses to average net assets+++               0.74%      0.66%**
-------------------------------------------------------------------------------------

  * Daily Income Fund Select Shares commenced operations on August 2, 1993.
 ** Annualized.
  + Net investment income per share before waiver of fees by Investment Adviser, Administrator and Distributor for the year ended July 31, 1995 and the period ended July 31, 1994 was $0.0483 and $0.0269, respectively.
 ++ Total return represents aggregate total return for the period indicated.
 +++ Annualized operating expense ratios before waiver of fees by Investment
     Adviser, Administrator and Distributor for the year ended July 31, 1995 and the period ended July 31, 1994 were 0.96% and 0.95%, respectively.
## Amount is less than $0.0001 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
32

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND

---------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

FOR A CDSC SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                       PERIOD
                                                                       ENDED
                                                                     07/31/95*
Net asset value, beginning of period                                $   1.00
--------------------------------------------------------------------------------
Net investment income+                                                0.0379
Dividends from net investment income                                 (0.0379)
--------------------------------------------------------------------------------
Net asset value, end of period                                      $   1.00
--------------------------------------------------------------------------------
Total return++                                                          3.85%
--------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)                              $     23
  Ratio of net investment income to average net assets                  5.01%**
  Ratio of operating expenses to average net assets+++                  0.74%**
--------------------------------------------------------------------------------

  * Daily Income Fund CDSC Shares commenced operations on November 16, 1994.
 ** Annualized.
  + Net investment income per share before waiver of fees by Investment Adviser, Administrator and Distributor for the period ended July 31, 1995 was $0.0362.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the effect of any sales charge.
+++ Annualized operating expense ratio before waiver of fees by Investment
    Adviser, Administrator and Distributor for the period ended July 31, 1995 was 0.96%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              33

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

---------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

FOR A SELECT SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                        YEAR           PERIOD
                                                                       ENDED           ENDED
                                                                      07/31/95       07/31/94*
Net asset value, beginning of period                                $   1.00        $   1.00
-------------------------------------------------------------------------------------
Net investment income+                                                0.0318          0.0207
Dividends from net investment income                                 (0.0318)        (0.0207)
-------------------------------------------------------------------------------------
Net asset value, end of period                                      $   1.00        $   1.00
-------------------------------------------------------------------------------------
Total return++                                                          3.23%           2.09%
-------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)                              $296,822        $264,425
  Ratio of net investment income to average net assets                  3.21%           2.06%**
  Ratio of operating expenses to average net assets+++                  0.69%           0.64%**
-------------------------------------------------------------------------------------

  * Municipal Income Fund Select Shares commenced operations on August 2, 1993. ** Annualized.
  + Net investment income per share before waiver of fees by Investment Adviser, Administrator and Distributor for the year ended July 31, 1995 and the period ended July 31, 1994 was $0.0296 and $0.0182, respectively.
 ++ Total return represents aggregate total return for the period indicated.
+++ Annualized operating expense ratios before waiver of fees by Investment
    Adviser, Administrator and Distributor for the year ended July 31, 1995 and the period ended July 31, 1994 were 0.90% and 0.89%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
34

LEHMAN BROTHERS FUNDS, INC.
MUNICIPAL INCOME FUND

---------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

FOR A CDSC SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                        YEAR           PERIOD
                                                                       ENDED           ENDED
                                                                      07/31/95       07/31/94*
Net asset value, beginning of period                                $   1.00        $   1.00
-------------------------------------------------------------------------------------
Net investment income+                                                0.0317          0.0018
Dividends from net investment income                                 (0.0317)        (0.0018)
-------------------------------------------------------------------------------------
Net asset value, end of period                                      $   1.00        $   1.00
-------------------------------------------------------------------------------------
Total return++                                                          3.23%           0.18%
-------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)                                    --#       $     10
  Ratio of net investment income to average net assets                  3.21%           2.06%**
  Ratio of operating expenses to average net assets+++                  0.69%           0.64%**
-------------------------------------------------------------------------------------

  * Municipal Income Fund CDSC Shares commenced operations on July 6, 1994.
 ** Annualized.
  + Net investment income per share before waiver of fees by Investment Adviser, Administrator and Distributor for the year ended July 31, 1995 and the period ended July 31, 1994 was $0.0293 and $0.0017, respectively.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the effect of any sales charge.
+++ Annualized operating expense ratios before waiver of fees by Investment
    Adviser, Administrator and Distributor for the year ended July 31, 1995 and the period ended July 31, 1994 were 0.90% and 0.89%, respectively.
 # Total net assets for CDSC Shares were $101 at July 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              35

LEHMAN BROTHERS FUNDS, INC.
SELECTED GROWTH STOCK PORTFOLIO

---------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

FOR A CDSC SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      YEAR       PERIOD
                                                                     ENDED        ENDED
                                                                    07/31/95    07/31/94*
Net asset value, beginning of period                                $ 9.73      $10.00
-------------------------------------------------------------------------------------
Income from investment operations:
Net investment income/(loss)+                                        (0.15)       0.01
Net realized and unrealized gain/(loss) on investments                3.77       (0.28)
-------------------------------------------------------------------------------------
Total from investment operations                                      3.62       (0.27)
-------------------------------------------------------------------------------------
Dividends from net investment income                                 (0.01)       --
Dividends from net realized gains                                       --##      --
-------------------------------------------------------------------------------------
Total dividends                                                      (0.01)       --
-------------------------------------------------------------------------------------
Net asset value, end of period                                      $13.34      $ 9.73
-------------------------------------------------------------------------------------
Total return++                                                       37.27%      (2.70)%
-------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of period (in 000's)                              $39,124     $26,341
  Ratio of net investment income/(loss) to average net assets        (1.32)%      1.06%**
  Ratio of operating expenses to average net assets+++                2.10%       2.04%**
  Portfolio turnover rate                                              192%         33%
-------------------------------------------------------------------------------------

  * Selected Growth Stock Portfolio CDSC Shares (formerly called Portfolio Shares) commenced operations on May 20, 1994.
 ** Annualized.
  + Net investment income/(loss) per share before waiver of fees and/or expenses reimbursed by Investment Adviser and Administrator for the year ended July 31, 1995 and the period ended July 31, 1994 was ($0.19) and $0.00, respectively.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the effect of any sales charge.
 +++ Annualized operating expense ratios before waiver of fees and/or expenses reimbursed by Investment Adviser and Administrator for the year ended July 31, 1995 and the period ended July 31, 1994 were 2.46% and 3.42%, respectively.
## Amount is less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
36

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

---------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

   1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Lehman Brothers Funds, Inc. (the "Company") was incorporated under the laws of the State of Maryland on May 5, 1993. It is an open-end management investment company, which currently offers three funds: Lehman Brothers Daily Income Fund ("Daily Income Fund"), Lehman Brothers Municipal Income Fund ("Municipal Income Fund") and Lehman Brothers Selected Growth Stock Portfolio ("Selected Growth Stock Portfolio") (individually a "Fund" and collectively, the "Funds"). The Daily Income Fund and the Municipal Income Fund currently offer two classes of shares: Select Shares and CDSC Shares. Selected Growth Stock Portfolio currently offers one class of shares, referred to as CDSC Shares for purposes of this report. Select Shares are offered without a front-end sales load or contingent deferred sales charge. CDSC Shares may be subject to a contingent deferred sales charge. All classes of shares of each Fund represent interests in the Fund in proportion to their net asset value and otherwise have identical rights and privileges except with respect to the effect of the respective sales charges, the distribution and/or service fees borne by each class, expenses allocable exclusively to each class and voting rights on matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   PORTFOLIO VALUATION: Portfolio securities held by the Daily Income Fund and the Municipal Income Fund are valued at amortized cost which approximates market value. Amortized cost valuation involves valuing a security at cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Portfolio securities held by the Selected Growth Stock Portfolio which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or in the absence of sales in such market, at the mean between the closing bid and asked prices. Selected Growth Stock Portfolio securities traded only on over-the-counter markets are valued on the basis of the closing over-the-counter sales prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Securities which are traded both on the over-the-counter market and on a stock exchange will be valued according to the broadest and most representative market. Certain securities of the

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Selected Growth Stock Portfolio may be valued by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and other assets of the Selected Growth Stock Portfolio are valued at fair value under the supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

   REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreement transactions. Each Fund values repurchase agreements at cost and accrues interest into interest receivable. Under the terms of a typical repurchase agreement, the Fund will take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The value of the collateral, taken as a part of the repurchase agreement, is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Lehman Brothers Global Asset Management, Inc., the Funds' investment adviser (the "Investment Adviser" or "LBGAM"), acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

   OPTION CONTRACTS: The Selected Growth Stock Portfolio may purchase or write exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity indices and other financial instruments for hedging and other strategic transactions in an attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from the securities market, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives market as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gains.

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Upon the purchase of a put option or a call option by the Selected Growth Stock Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

   When the Selected Growth Stock Portfolio writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

   The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and losses on investments sold are recorded on the basis of identified cost. Investment income and realized and unrealized gains and losses are allocated based upon the relative net assets of each class of shares.

   EXPENSES: Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses for each Fund not directly attributable to the operation of any class of shares are prorated among the classes based upon the relative net assets of each class of shares.

   FEDERAL INCOME TAXES: The Funds have qualified and intend to qualify each year as regulated investment companies pursuant to the requirements of the Internal Revenue Code of 1986, as amended. The Funds distribute substantially all of their taxable income to their shareholders, therefore, no Federal income tax provision is required.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income of the Daily Income Fund and the Municipal Income Fund are determined on a class level and are declared daily and paid monthly. Dividends from net investment income of the Selected Growth Stock Portfolio are declared and paid annually. Capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually after the close of the fiscal year in which they have been earned, or more frequently to maintain the Fund's net asset value of $1.00 per share for the Daily Income Fund and the Municipal Income Fund. In order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains, each Fund may make additional distributions of any undistributed ordinary income or capital gains before December 31, of a given year and expects to make any other distributions as are necessary to avoid the application of this tax. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by each Fund as a whole.

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For the year ended July 31, 1995, permanent differences resulting from book and tax accounting for organizational costs were reclassified to paid-in capital.

   2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER
       RELATED PARTY TRANSACTIONS

    LBGAM serves as the Funds' Investment Adviser pursuant to separate investment advisory agreements with each Fund. LBGAM is a wholly-owned subsidiary of Lehman Brothers Holdings Inc. ("Holdings"). Under the investment advisory agreements, LBGAM is entitled to receive from the Daily Income Fund and the Municipal Income Fund a monthly fee at an annual rate of 0.30% of the value of each Fund's respective average daily net assets. LBGAM is entitled to receive from the Selected Growth Stock Portfolio a monthly fee at an annual rate of 0.75% of the value of the Fund's average daily net assets. LBGAM may voluntarily waive advisory fees. For the year ended July 31, 1995, LBGAM voluntarily waived advisory fees as follows:

                                                           FEES WAIVED
      ----------------------------------------------------------------
      Daily Income Fund                                      $676,511
      Municipal Income Fund                                   239,023
      Selected Growth Stock Portfolio                          94,900
      ----------------------------------------------------------------

   The Shareholder Services Group, Inc. ("TSSG"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' administrator pursuant to an administration agreement. Under the administration agreement, TSSG is entitled to receive from each Fund a monthly fee at an annual rate of 0.20% of the value of each Fund's respective average daily net assets. TSSG may voluntarily waive administration fees. For the year ended July 31, 1995, TSSG voluntarily waived administration fees as follows:

                                                           FEES WAIVED
      ----------------------------------------------------------------
      Daily Income Fund                                      $386,692
      Municipal Income Fund                                   140,919
      Selected Growth Stock Portfolio                          25,307
      ----------------------------------------------------------------

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For the year ended July 31, 1995, the Selected Growth Stock Portfolio incurred total brokerage commissions of $146,255, of which $29,184 was paid to Lehman Brothers Inc. ("Lehman Brothers").

   A contingent deferred sales charge may be imposed upon the redemption of CDSC Shares within two years after the date of purchase. The amount of the contingent deferred sales charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.

   During the year ended July 31, 1995, Lehman Brothers received the following contingent deferred sales charges applicable to CDSC Shares only:

                                                           CONTINGENT
                                                            DEFERRED
                                                              SALES
                                                             CHARGES
                                                            RECEIVED
      ----------------------------------------------------------------
      Daily Income Fund                                      $  1,000
      Selected Growth Stock Portfolio                         119,088
      ----------------------------------------------------------------

   No employee of Holdings, Lehman Brothers, LBGAM or TSSG receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not a director, an officer or employee of Holdings, Lehman Brothers, LBGAM or TSSG or their affiliates a fee of $20,000 per annum, plus $500 per meeting attended, and reimburses each of them for travel and out-of-pocket expenses.

   Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Funds' custodian. TSSG serves as the Funds' transfer agent.

   3. SERVICE AGREEMENTS

   Lehman Brothers acts as the distributor of each Fund's shares.

   Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Company has adopted a plan of distribution (the "Plan of Distribution") with respect to each class of shares of the Daily Income Fund and the Municipal

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Income Fund. Under the Plan of Distribution, the Daily Income Fund and the Municipal Income Fund have agreed, with respect to each class, to pay Lehman Brothers a distribution fee accrued daily and paid monthly at an annual rate of 0.25% of the value of their respective average daily net assets for advertising, marketing and distributing its shares.

   In addition, the Company has adopted a services and distribution plan (the "Plan") with respect to the Selected Growth Stock Portfolio. Under the Plan, the Selected Growth Stock Portfolio has agreed to pay Lehman Brothers a service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the value of the Fund's average daily net assets, and a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% of the value of the Fund's average daily net assets. The service fee is used by Lehman Brothers to pay Investment Representatives or Introducing Brokers for servicing shareholder accounts. The distribution fee is paid to Lehman Brothers for advertising, marketing and distributing its shares.

   For the year ended July 31, 1995, each Fund incurred the following distribution fees:

                                         SELECT SHARES     CDSC SHARES
      -----------------------------------------------------------------
      Daily Income Fund                    $1,717,343          $     36
      Municipal Income Fund                   659,530                 7
      Selected Growth Stock Portfolio         --                248,738
      -----------------------------------------------------------------

   The Selected Growth Stock Portfolio incurred service fees of $82,913 for the year ended July 31, 1995.

   Lehman Brothers may waive fees in relation to the Plan of Distribution. For the year ended July 31, 1995, Lehman Brothers waived fees in relation to the Plan of Distribution as follows:

                                                           FEES WAIVED
      ----------------------------------------------------------------
      Daily Income Fund                                      $480,866
      Municipal Income Fund                                   184,671
      ----------------------------------------------------------------

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   4. PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $74,018,306 and $57,900,675, respectively, for the year ended July 31, 1995 for the Selected Growth Stock Portfolio. At July 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $9,205,664 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $208,871 for the Selected Growth Stock Portfolio. Net unrealized appreciation on a tax basis was $8,996,793 for the Selected Growth Stock Portfolio. Net unrealized depreciation was $326 for the Municipal Income Fund.

   Written option activity for the Selected Growth Stock Portfolio for the year ended July 31, 1995 was as follows:

                                                           NUMBER
                                                            OF
                                                           CONTRACTS  PREMIUM
      -----------------------------------------------------------------
      Option outstanding at July 31, 1994                   50     $ 34,749
      Option expired                                       (50)     (34,749)
      -----------------------------------------------------------------
      Option outstanding at July 31, 1995                    0     $      0
      -----------------------------------------------------------------

   5. SHARES OF CAPITAL STOCK

   The Board of Directors has authority to issue 10 billion shares of capital stock ($0.001 par value) for the Company. The shares of the Daily Income Fund and the Municipal Income Fund are divided into three classes of shares, Select Shares, CDSC Shares and Global Clearing Shares. Global Clearing Shares have not yet been offered to the public. Since the Daily Income Fund and the Municipal Income Fund have sold shares, issued shares as reinvestments of dividends and redeemed shares only at the net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the dollar amounts shown below for such transactions.

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The tables below summarize the capital stock transactions for the Daily Income Fund and the Municipal Income Fund:

                                                              YEAR ENDED         PERIOD ENDED
                                                               07/31/95           07/31/94*
                                                              SHARES AND          SHARES AND
      DAILY INCOME FUND:                                        AMOUNT              AMOUNT
      -----------------------------------------------------------------
      Select Shares:
      Sold                                                 $ 3,904,923,625     $ 4,591,256,544
      Dividend Reinvestment                                     34,228,906          19,498,755
      Redeemed                                              (4,053,366,317)     (3,792,217,038)
      -----------------------------------------------------------------
      Net increase/(decrease)                              $  (114,213,786)    $   818,538,261
      -----------------------------------------------------------------

                                                             PERIOD ENDED
                                                              07/31/95**
                                                              SHARES AND
                                                                AMOUNT
      -----------------------------------------------------------------
      CDSC Shares:
      Sold                                                 $        74,550
      Dividend Reinvestment                                            633
      Redeemed                                                     (52,333)
      -----------------------------------------------------------------
      Net increase                                         $        22,850
      -----------------------------------------------------------------

 * Daily Income Fund Select Shares commenced operations on August 2, 1993. ** Daily Income Fund CDSC Shares commenced operations on November 16, 1994.

                                                              YEAR ENDED         PERIOD ENDED
                                                               07/31/95           07/31/94*
                                                              SHARES AND          SHARES AND
      MUNICIPAL INCOME FUND:                                    AMOUNT              AMOUNT
      -----------------------------------------------------------------
      Select Shares:
      Sold                                                 $ 1,351,615,104     $ 1,214,682,908
      Dividend Reinvestment                                      8,434,959           4,150,160
      Redeemed                                              (1,327,648,068)       (954,395,614)
      -----------------------------------------------------------------
      Net increase                                         $    32,401,995     $   264,437,454
      -----------------------------------------------------------------

* Municipal Income Fund Select Shares commenced operations on August 2, 1993.

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                              YEAR ENDED         PERIOD ENDED
                                                               07/31/95           07/31/94**
                                                              SHARES AND          SHARES AND
      MUNICIPAL INCOME FUND (CONTINUED):                        AMOUNT              AMOUNT
      -----------------------------------------------------------------
      CDSC Shares:
      Sold                                                       --            $         9,888
      Dividend Reinvestment                                $            78           --
      Redeemed                                                      (9,865)          --
      -----------------------------------------------------------------
      Net increase/(decrease)                              $        (9,787)    $         9,888
      -----------------------------------------------------------------

** Municipal Income Fund CDSC Shares commenced operations on July 6, 1994.

   The table below summarizes the capital stock transactions for the Selected Growth Stock Portfolio:

                                                                   YEAR ENDED                 PERIOD ENDED
                                                                    07/31/95                   07/31/94*
      SELECTED GROWTH STOCK PORTFOLIO:                       SHARES         AMOUNT        SHARES       AMOUNT
      -----------------------------------------------------------------
      CDSC Shares:
      Sold                                                   1,317,909   $ 13,970,294    2,712,257   $26,711,937
      Dividend Reinvestment                                      2,703         27,599       --           --
      Redeemed                                              (1,093,817)   (12,263,903)      (5,845)      (57,611)
      -----------------------------------------------------------------
      Net increase                                             226,795   $  1,733,990    2,706,412   $26,654,326
      -----------------------------------------------------------------

* Selected Growth Stock Portfolio CDSC Shares (formerly called Portfolio Shares) commenced operations on May 20, 1994.

   6. ORGANIZATION COSTS

   The Funds bear all costs in connection with their organization including fees and expenses of registering and qualifying their shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of each Fund. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds

LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

--------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

   7. LETTER OF CREDIT

   On December 6, 1994, Orange County, California filed for bankruptcy. The Daily Income Fund held on that date, and continues to hold as of July 31, 1995, Orange County, California, Taxable Notes (the "Orange County Notes") with a stated principal value of $40,000,000, which originally matured on July 10, 1995. Subsequent to the bankruptcy filing by Orange County, Holdings unconditionally agreed to purchase from the Daily Income Fund on demand or upon the occurrence of certain events, all or such portion of the Orange County Notes as necessary to ensure that the offering price of the Fund's shares was maintained on a daily basis at $1.00 per share. On July 10, 1995, the Daily Income Fund elected to accept an offer from Orange County to extend the maturity of the Orange County Notes with revised interest terms through June 30, 1996 (the "Revised Orange County Notes"). On July 10, 1995, the agreement to purchase provided by Holdings was replaced by an irrevocable letter of credit issued by Chemical Bank for the benefit of the Fund guaranteeing payment of principal and interest on the Revised Orange County Notes up to an aggregate amount of $43,000,000. Holdings has agreed to reimburse Chemical Bank for any payments that Chemical Bank makes to the Daily Income Fund pursuant to the letter of credit. In addition, Holdings has unconditionally agreed to pay the Fund any amount by which the amount available under the letter of credit is insufficient to pay principal and interest on the Revised Orange County Notes when due at or prior to the extended maturity date of the Revised Orange County Notes. The letter of credit expires at the close of business July 10, 1996.

   8. CAPITAL LOSS CARRYFORWARDS

   At July 31, 1995, the Municipal Income Fund had available for Federal income tax purposes $16,808 of unused capital losses that expire July 31, 2003.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Directors
Lehman Brothers Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lehman Brothers Funds, Inc. (the "Fund") (comprising, respectively, the Lehman Brothers Daily Income Fund, the Lehman Brothers Municipal Income Fund and the Lehman Brothers Selected Growth Stock Portfolio) as of July 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein for each Fund class of shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lehman Brothers Funds, Inc. at July 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein for each Fund class of shares, in conformity with generally accepted accounting principles.

                                                              [LOGO]

Boston, Massachusetts
September 1, 1995

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LEHMAN BROTHERS FUNDS, INC.
DAILY INCOME FUND/MUNICIPAL INCOME FUND/
SELECTED GROWTH STOCK PORTFOLIO

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 TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 1995

Distributions made from investment income by the Municipal Income Fund are 100% tax exempt for regular Federal income tax purposes.

Of the total distributions made by the Daily Income Fund from investment income, 4.18% is derived from investments in U.S. Government and Agency obligations. All or a portion of the distributions made from this income may be exempt from taxation at the state level. Please consult your tax adviser for state specific information.

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                                LEHMAN BROTHERS
                   Lehman Brothers Inc.   All Rights Reserved
                                  Member SIPC